UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2011

Date of reporting period:	4/30/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT	APRIL 30, 2011

Prudential Muni High Income Fund

Fund Type Municipal bond Objective Maximum amount of income that is eligible for exclusion from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

June 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Muni High Income Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Muni High Income Fund

Prudential Muni High Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%. Net operating expenses: Class A, 0.87%; Class B, 1.12%; Class C, 1.54%; Class Z, 0.62%, after contractual reduction through 8/31/2012 for Class A and 8/31/2010 for Class C.

Cumulative Total Returns (Without Sales Charges) as of 4/30/11
	One Year	Five Years	Ten Years
Class A	1.05%	15.48%	53.59%
Class B	0.82	14.21	49.98
Class C	0.39	12.67	46.15
Class Z	1.20	17.04	57.63
Barclays Capital Muni Bond Index	2.20	24.72	62.23
Barclays Capital Non-Investment-Grade Muni Bond Index	3.34	11.31	61.79
Lipper Average	0.02	5.35	42.33

Average Annual Total Returns (With Sales Charges) as of 3/31/11
	One Year	Five Years	Ten Years
Class A	–3.15%	1.82%	3.74%
Class B	–4.15	2.25	3.92
Class C	–0.72	2.13	3.65
Class Z	1.14	2.93	4.44
Barclays Capital Muni Bond Index	1.63	4.14	4.66
Barclays Capital Non-Investment-Grade Muni Bond Index	3.28	1.93	4.70
Lipper Average	0.17	0.68	3.34

Average Annual Total Returns (With Sales Charges) as of 4/30/11
	One Year	Five Years	Ten Years
Class A	–2.99%	2.08%	3.96%
Class B	–3.99	2.53	4.14
Class C	–0.57	2.41	3.87
Class Z	1.20	3.20	4.66

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Average Annual Total Returns (Without Sales Charges) as of 4/30/11
	One Year	Five Years	Ten Years
Class A	1.05%	2.92%	4.38%
Class B	0.82	2.69	4.14
Class C	0.39	2.41	3.87
Class Z	1.20	3.20	4.66

Growth of a $10,000 Investment

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the Prudential Muni High Income Fund (Class A shares) with a similar investment in the Barclays Capital Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 2001) and the account values at the end of the current fiscal year (April 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Prudential Muni High Income Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C to Class Z shares of the Fund. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

The Barclays Capital Municipal (Muni) Bond Index

The Barclays Capital Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

The Barclays Capital Non-Investment-Grade Municipal (Muni) Bond Index

The Barclays Capital Non-Investment-Grade Municipal (Muni) Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also be dated after December 31, 1990, and be at least one year from their maturity date. The inception date of the Barclays Capital Non-Investment-Grade Muni Bond Index is October 1995.

The Lipper High Yield Municipal Debt Funds Average

The Lipper High Yield Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

Investors cannot invest directly in an index or average. The returns for the Barclays Capital Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distribution and Yields as of 4/30/11
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield* at Tax Rates of
			33%	35%
Class A	$0.48	5.23%	7.81%	8.05%
Class B	0.46	5.19	7.75	7.98
Class C	0.42	4.69	7.00	7.22
Class Z	0.51	5.69	8.49	8.75

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

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Five Largest Holdings expressed as a percentage of net assets as of 4/30/11
Lower Colorado (TX) Riv. Auth. Rev., Rfdg. & Impt., Ser. A, (Prerefunded 05/15/15), 7.250%, 05/15/37	1.1%
New Jersey (NJ) Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., Spec. Facs. Rev., A.M.T., 6.250%, 09/15/29	1.1
Foothill/Eastern (CA) Trans. Corridor Agy. Toll Rd. Rev., Convertible C.A.B.S., Converted to Fixed on 07/15/09, 5.875%, 01/15/28	1.1
Metro. Pier & Expo. (IL) Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, NATL, 5.250%, 06/15/42	1.0
Somerset Cnty. (PA) Hosp. Auth. Rev., GF Somerset Healthcare First Mtge., 4.250%, 06/01/24	1.0

Holdings are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/11
Aaa	0.8%
Aa	5.0
A	27.2
Baa	35.3
Ba	5.8
B	3.5
Caa	2.8
Less than Caa	0.6
Not Rated	17.5
Total Investments	98.5
Other assets in excess of liabilities	1.5
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Muni High Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares gained 1.05% for the 12 months that ended April 30, 2011, lagging the 2.20% gain of the Barclays Capital Municipal Bond Index, which consists entirely of investment-grade bonds. Its Class A shares also trailed the 3.34% gain of the Barclays Capital Non-Investment-Grade Municipal Bond Index, which tracks bonds that are not rated or rated below investment grade. However, the Fund’s Class A shares outperformed the 0.02% return of the Lipper High Yield Municipal Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests at least 80% of its investable assets in municipal bonds issued by states and municipalities whose interest is free from regular federal income tax. It can also invest in municipal bonds whose interest is subject to the federal alternative minimum tax.

The Fund holds bonds of investment-grade quality and bonds of below-investment-grade quality. Most of its holdings are rated by major ratings services. Some bonds held by the Fund are not rated, which is not indicative of their credit quality.

How did the municipal bond market perform?

As the reporting period began on May 1, 2010, the U.S. economy was in danger of experiencing another downturn amid concerns that high unemployment would restrict income growth, and that consumer spending would not be strong enough to sustain a recovery. The housing market remained depressed, which added to the fiscal woes of state and local governments. The Federal Reserve (the Fed) kept its target for the overnight bank lending rate near zero to aid the economy. This helped encourage investment in municipal bonds, which boosted their prices and pushed down their yields, as bond prices move inversely to yields.

In the second half of the period, there was concern that a $600 billion U.S. Treasury bond-buying program launched by the Fed to support the economy could eventually lead to a rapid build-up in inflation. (This was the Fed’s second round of quantitative easing.) A modest improvement in economic conditions in late 2010, new and extended tax cuts, and rising commodity prices also stoked fears of higher inflation, which erodes the value of bonds’ fixed interest payments.

The bullish performance of the municipal bond market in the first half of the period was driven largely by strong investor demand for a low supply of tax-exempt bonds. The supply dwindled as issuance of taxable Build America Bonds continued to siphon away issuance from the tax-exempt market. The federal government subsidized Build

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America Bonds at a rate equal to 35% of their interest costs to reduce borrowing costs for state and local governments. The program was set to expire at the end of 2010, but many market participants initially expected Congress to extend it into 2011. This view cast a favorable light on the tax-exempt market.

Roughly half way into the period, the municipal bond market began to experience increasing turbulence. Concern that the Build America Bond program might not be extended led investors to believe that, without the subsidy program in place, tax-exempt bond issuance would swell in 2011. (As it turned out, Congress did not renew the program.) Another negative was the previously mentioned inflation fears, which led investors to require higher yields (and lower prices) on municipal bonds, particularly long-term debt securities.

Moreover, a prominent banking analyst appeared on a popular news show in December 2010 warning that a startling number of municipal bond defaults could occur in 2011. The media exposure created a headwind that further roiled the tax exempt market. Indeed, in the second half of the period, the municipal bond market only posted gains for February and April. It closed the period on a positive note in April helped by the belief that the supply of newly issued tax-exempt bonds in 2011 would be much less than originally expected.

What subtracted most from the Fund’s performance?

The Fund selectively increased its exposure to long-term municipal bonds to benefit from a continued flattening in the slope of the yield curve, a line graph showing the relationship between yields on municipal bonds of various maturities. Initially, the yield curve flattened as long-term municipal bond yields fell sharply. However, the rise in long-term municipal bond yields later in the period led to a steeper yield curve that detracted from the Fund’s performance.

In order to hedge the portfolio against the risk of rising yields, the Fund shorted (sold) futures contracts on U.S. Treasury securities, which would allow it to profit if yields rose and prices of Treasury securities fell. (Short sales are done in anticipation that a security will decline in price.) Yields on Treasury securities swung widely in reaction to economic and geopolitical developments as well as a natural disaster of historic proportions in Japan. At times, the futures transactions helped mitigate the impact of rising yields, but, overall, the strategy had a slightly negative impact on the Fund’s performance for the period.

What added most to the Fund’s performance?

One of the Fund’s largest holdings was bonds of the Memphis Center City Revenue Financing Corp. for the Memphis Redbirds, a minor league baseball team in Tennessee.

Prudential Muni High Income Fund	7

Strategy and Performance Overview (continued)

The Fund took advantage of a rise in the value of these bonds by selling its entire position. The value of these securities rose reflecting operating improvements such as cost controls and resource optimization made by Global Spectrum, which took over management of the Memphis Redbirds and the team’s home field, AutoZone Park, in 2009.

What other noteworthy factors affected the Fund’s return?

The Fund maintained a larger exposure to revenue bonds than to general obligation (GO) bonds. A revenue bond is typically backed by money from a specific project or system, while a GO bond is typically backed by the taxing authority of a state or municipality. The Fund favored revenue bonds for their relatively attractive yields. But this strategy detracted from the Fund’s performance as GO bonds outperformed revenue bonds in the investment-grade tax-exempt market. This occurred due to the diminished supply of new GO bonds from traditionally large issuers such as the State of California and New York City.

One of the Fund’s key sector concentrations was in tobacco-linked bonds such as Buckeye (Ohio) Tobacco Settlement Financing Authority Asset-Backed bonds. Such bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement signed in 1998. The firms make yearly payments to reimburse states for some of the costs of treating patients with diseases caused by smoking.

Standard & Poor’s Ratings Services downgraded several tobacco-linked bonds to below investment grade in November 2010, causing a sharp selloff in the sector. Though bond prices began to rebound later in the period, the sector still posted a loss, detracting from the Fund’s return.

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Fees and Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2010, at the beginning of the period, and held through the six-month period ended April 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Muni High Income Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Muni High Income Fund		Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$957.10	0.89%	$4.32
	Hypothetical	$1,000.00	$1,020.38	0.89%	$4.46

Class B	Actual	$1,000.00	$957.00	1.14%	$5.53
	Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71

Class C	Actual	$1,000.00	$954.60	1.64%	$7.95
	Hypothetical	$1,000.00	$1,016.66	1.64%	$8.20

Class Z	Actual	$1,000.00	$958.30	0.64%	$3.11
	Hypothetical	$1,000.00	$1,021.62	0.64%	$3.21

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of April 30, 2011

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.2%

Alabama 0.7%
Cullman Cnty. Healthcare Auth., Cullman Reg. Med. Ctr., Ser. A	Ba1	7.000%	02/01/36	$1,000	$929,160
Selma Indl. Dev. Brd. Rev., Gulf Opportunity Zone, Intl. Paper Co., Ser. A	Baa3	5.800	05/01/34	1,000	991,840
Ser. A	BBB(b)	6.250	11/01/33	1,750	1,794,607

					3,715,607

Arizona 2.3%
Maricopa Cnty. Indl. Dev. Auth. Hlth. Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.250	07/01/32	2,500	2,313,300
Maricopa Cnty. Poll. Ctrl. Corp. Rev., El Paso Elec. Co., Ser. B	Baa2	7.250	04/01/40	1,500	1,631,535
South. Calif. Edison Co., Rfdg. Rmkt., Ser. A	A1	5.000	06/01/35	1,250	1,207,500
Pima Cnty. Indl. Dev. Auth. Rev., Ed. Fac.-P.L.C. Charter Sch. Proj.	NR	6.750	04/01/36	1,500	1,241,115
Tucson Elec. Pwr. Co.	Baa3	5.750	09/01/29	1,000	996,990
Tucson Elec. Pwr. Co., San Juan, Ser. A	Baa3	4.950	10/01/20	1,000	962,710
Tucson Elec. Pwr. Co., Ser. A	Baa3	5.250	10/01/40	1,000	872,140
Pinal Cnty. Indl. Dev. Auth., Correct. Facs. Rev., Florence West Prison Proj., Ser. A, A.C.A.	BBB(b)	5.250	10/01/19	3,135	3,053,772

					12,279,062

California 11.5%
California Cnty. Tob. Sec. Agcy., Tob. Conv. Bonds Asset Bkd., Ser. B	NR	5.100	06/01/28	1,750	1,394,785
California Hlth. Facs. Fing. Auth. Rev., St. Joseph Hlth. Sys., Ser. A	A1	5.750	07/01/39	1,000	935,280

See Notes to Financial Statements.

Prudential Muni High Income Fund	11

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Muni. Fin. Auth. Rev. Eisenhower Med. Ctr., Ser. A	Baa1	5.750%	07/01/40	$500	$447,010
California Poll. Ctrl. Fin. Auth. Rev., Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250	08/01/40	500	478,375
California St., GO	A1	6.000	04/01/38	3,500	3,658,970
Var. Purp., GO	A1	5.500	11/01/39	1,000	1,001,340
Var. Purp., GO	A1	6.000	11/01/39	1,500	1,572,180
California St. Pub. Wks. Brd. Lease Rev., Various Cap. Proj., Ser. G-1	A2	5.750	10/01/30	750	743,903
Ser. I-1	A2	6.375	11/01/34	750	774,817
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth. Oblig. Grp.	A+(b)	5.000	11/01/40	800	672,600
John Muir Hlth.	A1	5.125	07/01/39	500	452,110
Sch. Fac., Aspire Pub. Sch.	NR	6.000	07/01/30	1,000	914,880
Sr. Living Southn. Calif. Presbyterian Homes	BBB(b)	7.250	11/15/41	500	522,935
Capistrano Unif. Sch. Dist. Cmnty. Facs., Rev. Talega Cmnty. Facs. Dist. #90-2	NR	6.000	09/01/33	1,000	917,220
Chico Redev. Agcy. Tax Alloc. Chico Amedned & Merged Redev., A.M.B.A.C.	A+(b)	5.000	04/01/30	2,000	1,697,160
Foothill/Eastern Trans. Corridor Agy. Toll Rd. Rev., Convertible C.A.B.S., Converted to Fixed on 07/15/09	Baa3	5.875	01/15/28	6,700	5,942,297
Golden St. Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Ser. A	A2	5.000	06/01/45	1,000	817,310
Asset Bkd., Sr., Ser. A-1	Baa3	5.750	06/01/47	6,515	4,402,446
Lake Elsinore Spl. Tax Cmnty. Facs. Dist.-2-Area A-A	NR	5.450	09/01/36	1,500	1,213,140
Lincoln Impvt. Bond Act 1915, Pub. Fin. Auth. Rev., Twelve Bridges	NR	6.200	09/02/25	3,330	3,329,767

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Los Angeles Regional Arpts. Impt. Corp. Lse. Rev., American Airlines, Inc., A.M.T.	Caa2	7.500%	12/01/24	$3,000	$3,005,550
M-S-R Energy Auth. Calif., Ser. A	A(b)	6.500	11/01/39	2,000	2,055,340
Ser. A	A(b)	7.000	11/01/34	1,650	1,827,952
Ser. B	A(b)	6.500	11/01/39	2,000	2,055,340
Murrieta Cmnty. Facs. Dist. Spl. Tax., No. 2, The Oaks Impt. Area, Ser. A	NR	5.900	09/01/27	1,000	939,090
Palomar Pomerado Healthcare Dist. Ctfs. Part.	Baa3	6.000	11/01/41	1,800	1,548,378
Perris Cmnty. Facs. Dist., Spec. Tax, No. 01- 2, Avalon Ser. A	NR	6.250	09/01/23	3,000	3,026,580
Port of Oakland, Unrefunded Balance, Ser. K, A.M.T., NATL	A2	5.875	11/01/30	4,960	4,861,346
Rancho Cordova Cmnty. Facs. Dist., Tax No. 2003-1, Sunridge Anatolia	NR	6.000	09/01/33	1,000	888,780
Sunridge Anatolia	NR	6.100	09/01/37	1,980	1,738,935
Riverside Cnty. Calif. Redev. Agy. Tax. Alloc. Intst. 215 Corridor, Ser. E	Baa2	6.500	10/01/40	2,000	1,926,420
Saugus Unif. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 2002-1	NR	6.000	09/01/33	1,800	1,650,996
South Bayside Wste. Mgmt. Auth. Calif. Solid Wste. Enterprise Shoreway Environmental, Ser. A	A3	6.000	09/01/36	500	496,730
Torrance Calif. Rev., Torrance Mem. Med. Ctrs., Ser. A	A2	5.000	09/01/40	500	415,235
Tustin Cnty. Redev. Agy. Tax Alloc. MCAS Tustin Redev. Proj. Area	A(b)	5.000	09/01/40	1,000	801,180
Vernon California Elec. Sys. Rev., Ser. A	A3	5.125	08/01/21	1,500	1,549,215

See Notes to Financial Statements.

Prudential Muni High Income Fund	13

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty. Fac. Dist. No. 2005-1	NR	5.300%	09/01/36	$1,000	$714,800

					61,390,392

Colorado 1.1%
Colorado Hlth. Facs. Auth. Rev., Christian Living Cmntys. Proj., Ser. A	NR	5.750	01/01/37	1,500	1,233,375
Valley View Assn. Proj.	BBB(b)	5.125	05/15/37	1,240	1,015,225
Colorado Springs Memorial Hosp. Rev., Unrefunded balance	A3	6.375	12/15/30	1,260	1,252,213
E-470 Pub. Hwy. Auth. Rev., Ser. C	Baa2	5.375	09/01/26	1,000	903,400
Pub. Auth. Energy Nat. Gas Pur. Rev.	A2	6.500	11/15/38	1,500	1,534,965

					5,939,178

Connecticut 0.9%
Connecticut St. Dev. Auth. Solid Wste. Disp. Facs. Rev., PSEG Pwr. LLC Proj., Ser. A, A.M.T.	Baa1	5.750	11/01/37	1,600	1,479,568
Hamden Fac. Rev., Whitney Ctr. Proj., Ser. A	NR	7.750	01/01/43	1,000	1,013,660
Harbor Point Infrastructure Impt. Dist. Spl. Oblig. Rev., Harbor Point Proj., Ser. A	NR	7.875	04/01/39	2,000	2,090,640

					4,583,868

Delaware 0.3%
Delaware St. Hlth. Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	Ba3	5.000	06/01/30	2,000	1,384,740

District of Columbia 0.3%
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, A.M.T.	Aa3	5.250	10/01/27	1,500	1,524,810

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Florida 6.2%
Capital Tr. Agy. Rev. Rfdg., Air Cargo, Aero Miami FX LLC, Ser. A	Baa3	5.350%	07/01/29	$2,500	$2,286,825
Citizens Ppty. Ins. Corp., Sr. Secd., High Act	A2	6.000	06/01/16	1,500	1,660,170
Florida Dev. Fin. Corp. Edl. Facs. Rev., Renaissance Charter Sch., Ser. A	NR	6.000	09/15/40	1,750	1,468,775
Greater Orlando Aviation Auth., Orlando Arpt. Fac. Rev., Spl. Purp. - Jetblue Airways Corp., A.M.T.	NR	6.375	11/15/26	3,000	2,809,650
Spl. Purp. - Jetblue Airways Corp., A.M.T.	NR	6.500	11/15/36	2,000	1,802,660
Highlands Cmnty. Dev. Spl. Assmt. (original cost $400,000; purchased 10/06/05)(d)(e)(f)	NR	5.550	05/01/36	400	203,008
Hillsborough Cnty. Indl. Dev. Auth. Rev., Hlth. Facs., Univ. Cmnty. Hosp., Ser. B (Prerefunded 08/15/19)(g)	Baa3	8.000	08/15/32	1,000	1,375,330
Tampa Electric	Baa1	5.650	05/15/18	1,000	1,113,570
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.	NR	5.750	05/01/36	1,890	1,044,546
Jacksonville Econ. Dev., Gerdau Ameristeel U.S., Inc., A.M.T.	Ba1	5.300	05/01/37	3,000	2,465,160
Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mount Sinai Med. Ctr., Ser. A	Ba1	6.700	11/15/19	1,000	1,013,310
Miami Dade Cnty. Expwy. Auth., Ser. A	A3	5.000	07/01/40	1,000	920,890
North Sumter Cnty. Util. Dependent Dist. Util. Rev.	BBB(b)	5.750	10/01/43	1,500	1,402,125
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A (original cost $1,360,000; purchased 06/17/05)(d)(e)(f)	NR	5.400	05/01/36	1,360	408,680

See Notes to Financial Statements.

Prudential Muni High Income Fund	15

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Reunion West Cmnty. Dev. Dist. Spec. Assmt.(j)	NR	3.125%	05/01/36	$1,420	$726,003
St. Johns. Cnty. Fla. Indl. Dev. Auth. Rev., Presbyterian Retirement, Ser. A	NR	6.000	08/01/45	1,000	896,550
St. Petersburg Hlth. Facs. Auth. Rev., All Childrens Hosp.	A1	6.500	11/15/39	1,500	1,595,865
Sarasota Cnty. Fla. Pub. Hosp. Dist. Hosp. Rev., Sarasota Mem. Hosp. Proj., Ser. A	A1	5.625	07/01/39	1,000	999,210
Seminole Tribe Rev., Gaming Div., Tribal Eco. Dev. Bds., Ser. 2010A, 144A	Ba1	5.125	10/01/17	1,500	1,445,970
Spl. Oblig., Ser. A, 144A	Ba2	5.500	10/01/24	1,000	881,620
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp.	A2	5.250	10/01/34	1,250	1,147,500
South Lake Hosp., Ser. A	Baa2	6.250	04/01/39	1,910	1,825,101
Village Cmnty. Dev. Dist. No. 8. Fla. Spl. Assmt. Rev., Rfdg., Phase II	NR	6.125	05/01/39	2,780	2,565,940
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev.	NR	7.000	05/01/41	1,000	1,017,240

					33,075,698

Georgia 1.4%
Burke Cnty. Dev. Auth. Poll. Rev., Oglethorpe Pwr. - Vogtle Proj., Ser. B	Baa1	5.500	01/01/33	1,000	1,009,360
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A	CCC+(b)	8.750	06/01/29	2,000	2,203,820
Ser. B, A.M.T.	CCC+(b)	9.000	06/01/35	1,000	1,055,560
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	NR	6.125	02/15/34	1,200	1,007,436
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aa2	6.150	02/01/20	1,000	1,191,890

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Georgia (cont’d.)
Marietta Development Auth. Rev., Life Univ.	Ba3	7.000%	06/15/39	$1,000	$925,190

					7,393,256

Guam 0.2%
Guam Govt., Ser. A	B+(b)	7.000	11/15/39	1,000	1,021,840

Hawaii 0.6%
Hawaii Pac. Hlth. Rev., Spl. Purp.	A3	5.750	07/01/40	500	445,240
Spl. Purp. Ser. B	A3	5.500	07/01/40	1,000	858,300
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., 15 Craigside Proj.	NR	9.000	11/15/44	1,000	1,080,880
Hawaiian Elec. Co.	Baa1	6.500	07/01/39	1,000	996,040

					3,380,460

Idaho 0.4%
Idaho Hlth. Facs. Auth. Rev., St. Lukes Hlth. Sys. Proj., Ser. A	A2	6.750	11/01/37	1,000	1,070,310
Idaho Hsg. & Fin. Assn. Rev., North Star Charter Sch. Proj.	BB(b)	9.500	07/01/39	1,000	1,082,920

					2,153,230

Illinois 8.3%
Chicago O’Hare Intl. Arpt. Rev. Gen.-Third Lien, Ser. C	A1	6.500	01/01/41	1,000	1,065,640
Illinois Fin. Auth. Rev., American Water Cap. Corp. Proj.	Baa2	5.250	10/01/39	3,150	2,926,476
Cent. Dupage Health, Ser. B	AA(b)	5.500	11/01/39	1,500	1,425,600
Friendship Vlg. Schaumburg, Ser. A	NR	5.625	02/15/37	1,000	762,450
Illinois Inst. of Technology, Ser. A	Baa3	5.000	04/01/31	2,500	1,713,575
Illinois Inst. of Technology, Ser. A	Baa3	5.000	04/01/36	5,000	3,355,700

See Notes to Financial Statements.

Prudential Muni High Income Fund	17

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Little Co. Mary Hosp. & Hlth.	A+(b)	5.375%	08/15/40	$1,500	$1,306,425
Navistar Intl. Recovery Zone Fac., Gty. Agmt. - Navistar, Inc.	B1	6.500	10/15/40	1,000	1,004,380
NorthWestern Mem. Hosp., Ser. A	Aa2	6.000	08/15/39	1,500	1,552,305
Provena Hlth., Ser. A	Baa1	6.000	05/01/28	1,500	1,468,740
Provena Hlth., Ser. A	Baa1	7.750	08/15/34	1,000	1,074,390
Rush Univ. Med. Ctr. Oblig. Grp., Ser. A	A2	7.250	11/01/38	3,405	3,621,183
Rush Univ. Med. Ctr., Ser. C	A2	6.625	11/01/39	1,000	1,026,500
Silver Cross & Med. Ctrs.	BBB(b)	7.000	08/15/44	3,000	2,991,870
Student Hsg., Rfdg. Edl. Advancement Fd., Inc. Ser. B	Baa3	5.000	05/01/30	5,000	4,061,550
Swedish Covenant, Ser. A	BBB+(b)	6.000	08/15/38	1,500	1,424,730
Illinois Hlth. Facs. Auth. Rev., Lake Forest Hosp., Ser. A	Aa2	6.250	07/01/22	4,200	4,308,822
Metro. Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, NATL	A2	5.250	06/15/42	6,000	5,567,160
Railsplitter Tob. Settlement Auth. Rev.	A-(b)	6.000	06/01/28	2,250	2,163,915
Round Lake Rev., Lakewood Spl. Tax #1 (Prerefunded 03/01/13)(g)	NR	6.700	03/01/33	1,000	1,111,660

					43,933,071

Indiana 2.2%
Indiana Hlth. & Edl. Fac. Fin. Auth. Hosp. Rev., Cmnty. Foundation Northwest Ind.	BBB+(b)	5.500	03/01/37	2,000	1,792,300
Cmnty. Foundation Northwest Ind., Ser. A	BBB+(b)	6.000	03/01/34	3,000	2,959,350
Indiana St. Fin. Auth. Env. Facs. Rev., Duke Energy Ind., Ser. B	A(b)	6.000	08/01/39	1,000	1,033,390

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Indiana (cont’d.)
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A	BBB-(b)	7.000%	10/01/39	$1,000	$948,190
Rfdg. Impt., U.S. Steel Corp.	Ba2	6.000	12/01/26	1,000	974,870
Indiana St. Hsg. Fin. Auth. Single Fam. Mtge. Rev., Ser. B2, A.M.T., G.N.M.A.,F.N.M.A.	Aaa	4.000	01/01/34	285	281,999
Indianapolis Ind. Loc. Pub. Impt. Bd. Bk. Wtrwks. Proj., Ser. A	A2	5.750	01/01/38	1,000	1,017,890
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	NR	5.800	09/01/47	1,500	1,108,710
Union Hosp., Inc.	NR	7.750	09/01/31	1,500	1,502,925

					11,619,624

Iowa 0.2%
Altoona Urban Renewal Tax Rev., Annual Appr.	BBB+(b)	6.000	06/01/43	1,000	997,110

Kansas 0.5%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	Aa3	5.750	11/15/38	1,000	1,031,960
Wyandotte Cnty. Kans. City Kans. Uni. Govt. Spl. Oblig. Rev., Cap. Apprec. Sales Tax-Sub. Lien, Ser. B	NR	7.920(h)	06/01/21	2,500	1,380,850

					2,412,810

Kentucky 0.8%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Health Sys.	Baa2	6.375	06/01/40	3,500	3,320,730
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. A	Baa2	6.250	06/01/39	500	511,420
Ser. B	Baa2	5.625	09/01/39	500	479,150

					4,311,300

See Notes to Financial Statements.

Prudential Muni High Income Fund	19

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Louisiana 2.4%
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Westlake Chem. Corp., Ser. A-2	Ba2	6.500%	11/01/35	$1,000	$1,005,340
Woman’s Hosp. Foundation, Ser. A	A3	6.000	10/01/44	2,000	1,871,880
Louisiana Pub. Facs. Auth. Rev., Franciscan Missionaries Hosp.	A2	6.750	07/01/39	2,000	2,063,000
Rfdg., Lafayette Gen. Med. Ctr.	A3	5.500	11/01/40	500	447,915
Louisiana St. Citizens Ppty. Ins. Assmt. Rev., Ser. C, A.G.C.	Aa3	6.750	06/01/26	2,000	2,298,960
Tobacco Settlement Fing. Corp. Rev., Asset Bkd., Ser. 2001B	Baa3	5.500	05/15/30	1,300	1,277,393
Ser. 2001B	Baa3	5.875	05/15/39	4,000	3,631,560

					12,596,048

Maryland 1.6%
Cnty. of Anne Arundel Spl. Oblig., Vlg. South Waugh Chapel Proj., Tax Alloc.	NR	6.250	07/01/40	2,000	1,835,060
Cnty. of Frederick Spl. Oblig., Sub. Urbana Cmnty. Dev. Auth., Ser. B	NR	5.500	07/01/40	2,860	2,569,996
Maryland Econ. Dev. Corp., Potomac Elect. Pwr. Co.	A3	6.200	09/01/22	1,000	1,137,570
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth.	A2	6.000	07/01/41	600	599,106
Rfdg., Charlestown Cmnty.	NR	6.250	01/01/41	1,500	1,458,465
Maryland St. Indl. Dev. Fin. Auth. Rev., Rfdg. Synagro. Baltimore, Ser. A, A.M.T.	NR	5.250	12/01/13	700	710,444

					8,310,641

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Massachusetts 2.8%
Massachusetts St. Dev. Fin. Agcy. Rev., Alliance Hlth., Ser. A	NR	7.100%	07/01/32	$3,830	$3,413,871
Carleton Willard Vlg.	A-(b)	5.625	12/01/30	400	383,272
Groves in Lincoln-Deacone, Sr. Living Fac. Rev., Ser. B1	NR	7.250	06/01/16	1,000	1,000,390
Linden Ponds, Inc. Fac., Ser. A
(original cost $1,020,130; purchased 07/20/07)(d)(f)	NR	5.750	11/15/42	1,000	594,100
Solid Wst. Disp. Rev., Dominion Energy Brayton (Mandatory put date 05/01/19)	Baa2	5.750	12/01/42	1,000	1,083,250
Tufts Med. Ctr., Ser. I	BBB(b)	7.250	01/01/32	2,000	2,097,420
Massachusetts St. Coll. Bldg., Auth. Rev., Proj. & Rfdg. Bonds, Ser. A	Aa1	7.500	05/01/14	1,750	1,939,717
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Lowell Gen. Hosp., Ser. C	Baa1	5.125	07/01/35	2,000	1,593,040
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., NATL	A3	5.000	07/01/32	3,000	2,699,160

					14,804,220

Michigan 4.2%
Detroit Mich. Distr. St. Aid, GO	Aa3	5.250	11/01/35	500	473,635
Detroit Mich. Sewer Disp. Rev., Sr. Lien, Ser. B, A.G.M.	Aa3	7.500	07/01/33	1,000	1,166,670
Kalamazoo Hosp. Fin. Auth. Borgess Hosp. Fac. Rev., E.T.M., F.G.I.C.(d)(g)(i)	Aaa	9.770	06/01/11	100	100,423
Kent Hosp. Fin. Auth. Rev., Metro. Hosp. Proj., Ser. A	BB+(b)	6.250	07/01/40	3,000	2,594,130
Michigan Fin. Auth. Ltd. Oblig. Rev., Pub. Sch. Academy, Old Redford, Ser. A	BBB(b)	6.500	12/01/40	745	661,649

See Notes to Financial Statements.

Prudential Muni High Income Fund	21

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Michigan Pub. Edl. Facs. Auth. Rev., Rfdg. Ltd. Oblig.-Black River Sch.	NR	5.800%	09/01/30	$1,250	$1,014,038
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth.	A1	5.750	11/15/39	1,000	931,270
Henry Ford Hlth. Sys. Rfdg., Ser. A	A1	5.250	11/15/46	3,000	2,503,080
McLaren Healthcare Corp.	Aa3	5.750	05/15/38	1,500	1,503,390
Michigan St. Strategic Fd. Ltd. Oblig. Rev., Detroit Ed., Rmkt.	A2	5.625	07/01/20	1,000	1,095,920
Dow Chemical, Ser. A-1, A.M.T. (Mandatory put date 06/02/14)	BBB-(b)	6.750	12/01/28	1,000	1,067,450
Dow Chemical, Ser. B-1	BBB-(b)	6.250	06/01/14	1,000	1,078,420
Michigan Strategic Fund Solid Wste. Disp. Rev., Wste. Mgmt., Inc., A.M.T.	BBB(b)	4.500	12/01/13	1,000	1,048,970
Royal Oak Mich. Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp.	A1	8.250	09/01/39	2,150	2,437,605
William Beaumont Hosp., Ser. W	A1	6.000	08/01/39	1,000	956,710
Summit Academy Pub. Sch., Academy Rev., Rfdg.	BB+(b)	6.250	11/01/25	2,060	1,793,601
Summit Academy North Pub. Sch., Academy Rev., Rfdg.	BB+(b)	5.500	11/01/30	1,500	1,127,955
Wayne Charter Cnty. Mich. Bldg. Impt., Ser. A, GO	A3	6.750	11/01/39	990	1,000,831

					22,555,747

Minnesota 0.2%
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Hlth. East Proj.	Ba1	6.000	11/15/35	1,000	844,540

Mississippi 0.2%
Warren Cnty. Gulf Opportunity Zone, Intl. Paper, Ser. A	BBB(b)	6.500	09/01/32	1,000	1,033,660

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Missouri 0.3%
Manchester Tax Increment & Transn. Rev., Rfdg. Hwy 141, Manchester Rd. Proj.	NR	6.875%	11/01/39	$1,500	$1,495,335

Nevada 0.7%
Clark Cnty. Arpt. Rev., Jet Aviation Fuel Tax, Ser. C, A.M.B.A.C., A.M.T.	A1	5.375	07/01/16	1,000	1,046,320
Ser. C, A.M.B.A.C., A.M.T.	A1	5.375	07/01/17	1,000	1,039,050
Clark Cnty. Impvt. Dist. Rev., Impvt. Dist. No. 142, Loc. Impvt.	NR	6.100	08/01/18	1,860	1,881,409

					3,966,779

New Hampshire 0.5%
New Hampshire Hlth. & Ed. Facs. Auth. Rev., Dartmouth-Hitchcock	A+(b)	6.000	08/01/38	1,750	1,826,125
New Hampshire St. Business Fin. Auth. Poll. Ctrl. Rev., United Illuminating Co. Proj., A.M.T. (Mandatory put date 02/01/12)	Baa2	7.125	07/01/27	1,000	1,040,460

					2,866,585

New Jersey 7.8%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	NR	5.625	01/01/38	1,000	794,070
New Jersey Econ. Dev. Auth. Rev., Cigarrete Tax	Baa3	5.500	06/15/24	1,000	930,030
Cigarette Tax	Baa3	5.625	06/15/19	1,250	1,249,950
Cigarette Tax	Baa3	5.750	06/15/34	750	664,350
Continental Airlines, Inc. Proj., Spec. Facs. Rev., A.M.T.	B3	6.250	09/15/29	6,530	5,952,029
Continental Airlines, Inc., A.M.T.	B3	6.400	09/15/23	2,000	1,885,600

See Notes to Financial Statements.

Prudential Muni High Income Fund	23

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
Cranes Mill Proj. First Mtge., Ser. A	NR	5.875%	07/01/28	$1,000	$922,210
Franciscan Oaks Proj. First Mtge. Rfdg.	NR	5.700	10/01/17	165	158,316
Gloucester Marine, Ser. B, A.M.T.	NR	6.875	01/01/37	3,000	2,596,290
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp.	A1	6.000	07/01/41	500	494,460
Rfdg., Hackensack Univ. Med.	Baa1	5.000	01/01/34	500	426,885
Rfdg., Holy Name Med. Ctr.	Baa2	5.000	07/01/25	1,625	1,402,684
St. Josephs Healthcare Sys.	Ba1	6.625	07/01/38	3,000	2,924,100
Virtua Hlth.	A(b)	5.750	07/01/33	2,000	2,028,440
New Jersey St. Ed. Facs. Auth. UMDNJ Rfdg., Univ. Med. & Dentistry, Ser. B	Baa1	7.500	12/01/32	1,000	1,105,870
New Jersey St. Transn. Tr. Fd. Sys. Auth., Ser. A	A1	5.875	12/15/38	2,000	2,085,260
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 01/01/15)	A3	5.470(h)	01/01/35	4,000	3,154,200
Tobacco Settlement Fin. Corp., NJ Rev., Rfdg.,
Ser. 1A	Baa3	4.500	06/01/23	5,400	4,549,176
Ser. 1A	Baa3	4.625	06/01/26	5,000	3,641,500
Ser. 1A	Baa3	4.750	06/01/34	3,000	1,855,200
Ser. 1A	Baa3	5.000	06/01/41	4,500	2,794,815

					41,615,435

New Mexico 0.9%
Farmington Poll. Ctrl. Rev.,
Rfdg., Pub. Svc. NM San Juan, Ser. A (Mandatory put date 06/01/20)	Baa3	5.200	06/01/40	2,150	2,136,369

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New Mexico (cont’d.)
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AAA(b)	5.500%	07/01/35	$1,195	$1,270,022
New Mexico St. Hosp. Equip. Ln. Council Hosp. Rev., Presbyterian Healthcare	Aa3	5.000	08/01/39	1,250	1,126,138

					4,532,529

New York 3.6%
Brooklyn Arena Local Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375	07/15/43	1,250	1,235,350
Chautauqua Cnty. Indl. Dev. Agcy. Exempt Fac. Rev., Dunkirk Pwr. Proj.	Baa3	5.875	04/01/42	500	464,800
Erie Cnty. Tob. Asset Securitization Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, C.A.B.S.	NR	10.510(h)	06/01/47	5,000	124,050
Asset Bkd.-2nd Sub., Ser. C, C.A.B.S.	NR	11.010(h)	06/01/50	4,000	60,640
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A	A3	6.000	05/01/33	1,500	1,616,415
Ser. A	A3	6.250	04/01/33	500	547,635
New York City Indl. Dev. Agcy. Rev., Civic Fac., Staten Island Univ. Hosp. Proj., Ser. B	Baa3	6.375	07/01/31	945	930,362
Spl. Fac., American Airlines, JFK Int’l. Arpt. A.M.T.	B-(b)	7.125	08/01/11	1,295	1,295,570
Spl. Fac., American Airlines, JFK Int’l. Arpt., A.M.T.	B-(b)	7.500	08/01/16	1,500	1,519,740
Spl. Fac., American Airlines, JFK Int’l. Arpt., A.M.T.	B-(b)	7.750	08/01/31	2,000	2,020,020
Spl. Fac., Terminal One Group Assn. Proj., A.M.T.	A3	5.500	01/01/24	2,450	2,475,896
New York St. Dorm. Auth. Rev., Nonst. Supported Debt, NYU Hosp. Ctr., Ser. A	Baa1	6.000	07/01/40	1,000	1,002,000
Orange Reg.-Med. Ctr.	Ba1	6.250	12/01/37	1,500	1,365,795

See Notes to Financial Statements.

Prudential Muni High Income Fund	25

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Intl. Air Terminal	Baa3	5.000%	12/01/20	$500	$487,860
JFK Intl. Air Terminal	Baa3	6.000	12/01/42	2,500	2,389,000
Suffolk Cnty. Indl. Dev. Agcy. Rev., Keyspan, Port Jefferson, A.M.T.	Baa1	5.250	06/01/27	1,500	1,432,485

					18,967,618

North Carolina 0.3%
North Carolina Eastn. Mun. Pwr. Agcy. Pwr. Sys. Rev., Ser. C	Baa1	6.750	01/01/24	1,000	1,148,030
North Carolina Med. Care Commn. Ret. Facs. Rev., First Mtg. Galloway Ridge, Proj., Ser. A	NR	6.000	01/01/39	750	664,545

					1,812,575

North Dakota 0.4%
Ward Cnty. Healthcare Facs. Rev., Trinity Oblig. Rfdg., Group B	BBB+(b)	6.250	07/01/21	2,000	2,001,900

Ohio 4.3%
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	Baa3	5.125	06/01/24	6,200	4,773,690
Ser. A-2	Baa3	5.375	06/01/24	2,995	2,341,551
Ser. A-2	Baa3	5.875	06/01/30	3,500	2,515,730
Ser. A-2	Baa3	5.875	06/01/47	1,000	671,660
Ser. A-2	Baa3	6.500	06/01/47	2,500	1,846,475
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa1	7.500	01/01/30	2,930	2,934,395
Cnty. of Hancock, Ohio Hosp. Facs. Rev., Blanchard Valley Hlth. Ctr., Ser. A	A3	6.250	12/01/34	600	590,508
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A	Aa3	6.000	11/15/41	750	749,970

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Promedica Healthcare, Ser. A	Aa3	6.500%	11/15/37	$875	$912,958
Montgomery Cnty. Ohio Rev., Miami Valley Hosp., Ser. A	Aa3	6.250	11/15/39	1,500	1,541,070
Ohio St. Air Quality Dev. Auth. Rev., Poll. FirstEngery Generation, Ser. A	Baa1	5.700	02/01/14	1,500	1,604,385
Ser. C	Baa1	5.625	06/01/18	500	533,610
Ohio St. Wtr. Dev. Auth. Rev., Allied Solid Wste. N.A., Inc., Ser. A, A.M.T.	BBB(b)	5.150	07/15/15	1,250	1,275,112
FirstEnergy Generation, Ser. A (Mandatory put date 06/01/16)	Baa1	5.875	06/01/33	500	542,355

					22,833,469

Oklahoma 0.4%
Tulsa Cnty. Indl. Auth. Sr. Living Cmnty. Rev., Montereau, Inc. Proj., Ser. A	NR	7.125	11/01/30	1,000	987,360
Tulsa Arpts. Impt. Tr. Gen. Rev., Ser. A	A3	5.375	06/01/24	1,000	1,027,080

					2,014,440

Pennsylvania 4.9%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Hlth. Sys., West Penn, Ser. A	B2	5.000	11/15/17	1,975	1,690,185
West Penn, Ser. A	B2	5.000	11/15/28	1,000	757,430
West Penn, Ser. A	B2	5.375	11/15/40	2,000	1,486,420
Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys. Proj.	Baa1	7.250	07/01/39	1,000	1,059,840
Cumberland Cnty. Mun. Auth. Rev.,
Asbury PA Oblig. Grp.	NR	6.125	01/01/45	2,000	1,718,060
Diakon Lutheran	NR	6.375	01/01/39	1,000	972,680
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	NR	5.900	07/01/40	1,000	790,560

See Notes to Financial Statements.

Prudential Muni High Income Fund	27

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Northampton Cnty. Gen. Purp. Auth. Hosp. Rev., St. Lukes Hosp. Proj., Ser. A	A3	5.500%	08/15/35		$1,000	$884,110
Pennsylvania Econ. Dev. Fin. Auth., Res. Recov. Rfdg., Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Ba1	4.625	12/01/18		4,500	4,073,040
Res. Recov. Rfdg., Sub., Colver Proj., Ser. G, A.M.T.	NR	5.125	12/01/15		1,600	1,503,904
Sew Sludge Disp. Rev., Philadelphia Biosolids	Baa3	6.250	01/01/32		750	754,403
US Airways Grp., Ser. B, Gty. Agmt.	Caa3	8.000	05/01/29		500	498,345
Philadelphia, PA, GO, Ser. B, A.G.M.,	Aa3	7.125	07/15/38		1,500	1,644,495
Philadelphia Auth. For Indl. Dev. Rev., Please Touch Museum Proj.	BBB-(b)	5.250	09/01/31		1,500	1,214,610
Somerset Cnty. Hosp. Auth. Rev., GF Somerset Healthcare First Mtge. (original cost $1,106,647; purchased 02/10/97)(d)(f)(j)	NR	4.200	06/01/09	**	1,095	649,664
GF Somerset Healthcare First Mtge. (original cost $8,898,687; purchased 02/10/97)(d)(f)(j)	NR	4.250	06/01/24		8,805	5,204,371
Susquehanna Area Regional Arpt. Auth., A.M.T.	Baa3	6.500	01/01/38		1,500	1,395,630

						26,297,747

Puerto Rico 2.9%
Puerto Rico Comwlth., Rfdg. Pub. Impt., Ser. C, GO	A3	6.000	07/01/39		800	782,896
Puerto Rico Comwlth. Govt. Dev. Bank Sr. Notes., Ser. C, A.M.T.	A3	5.250	01/01/15		2,000	2,070,660
Puerto Rico Comwlth. Hwy. & Transn. Auth. Hwy. Rev., Ser. CC	A2	5.500	07/01/28		2,500	2,442,800

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Puerto Rico (cont’d.)
Puerto Rico Pub. Bldg. Auth. Rev.,
Govt. Facs., Ser. P	A3	6.750%	07/01/36	$750	$796,778
Gtd. Rfdg. Govt. Facs., Ser. M	A3	6.000	07/01/20	2,500	2,664,875
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	A3	5.250	07/01/40	2,000	1,749,820
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Cap. Apprec., Ser. A	A1	6.780(h)	08/01/33	5,000	1,150,950
First Sub., Ser. A	A1	5.500	08/01/42	1,500	1,398,540
First Sub., Ser. A	A1	5.750	08/01/37	1,000	980,000
First Sub., Ser. A	A1	6.000	08/01/42	1,500	1,497,735

					15,535,054

Rhode Island 0.4%
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing., Lifespan Oblig., Ser. A	A3	7.000	05/15/39	2,000	2,110,420

South Carolina 0.2%
South Carolina Jobs-Eco. Dev. Auth. Hosp. Rev., Rfdg. Rfdg., Palmetto Htlh., Ser. A, A.G.M.	Aa3	6.500	08/01/39	1,000	1,014,820

South Dakota 0.5%
Educational Enhancement Funding Corp., Tobacco, Ser. B	Baa3	6.500	06/01/32	2,800	2,730,868

Tennessee 2.5%
Bradley Cnty. Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj., Ser. C	Ba1	6.625	11/01/17	2,000	2,012,660
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance	Baa1	6.000	07/01/38	1,000	915,170
Rfdg. First Mtge., Mountain States Hlth., Ser. A, NATL, E.T.M.(g)	Baa1	6.750	07/01/17	2,000	2,377,440

See Notes to Financial Statements.

Prudential Muni High Income Fund	29

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Tennessee (cont’d.)
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Hlth., Ser. A, C.A.B.S.	A-(b)	6.700(h)%	01/01/35	$1,000	$215,590
Rutherford Cnty. Hlth. & Edl. Facs., First Mtge. Rev., Group Homes, Inc.	NR	9.500	12/01/19	3,600	3,602,880
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Baa3	5.000	02/01/18	2,000	2,000,980
Ser. C	Baa3	5.000	02/01/22	1,000	962,000
Ser. C	Baa3	5.000	02/01/25	1,500	1,408,725

					13,495,445

Texas 14.5%
Alliance Arpt. Auth. Inc. Tex. Spl. Facs. Rev., American Airlines Inc. Proj., A.M.T.	CCC+(b)	5.750	12/01/29	2,500	1,745,175
Austin Convention Enterprises, Inc., Convention Ctr., Rfdg., Second Tier, Ser. B	Ba2	5.750	01/01/24	1,000	889,440
Second Tier, Ser. B	Ba2	5.750	01/01/34	1,000	826,950
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. D (Mandatory put date 10/01/14)	Ca	5.400	10/01/29	1,000	672,440
TXU Energy Co. LLC, Rfdg., A.M.T.	Ca	5.400	05/01/29	2,000	671,500
TXU Energy Rfdg. Elec. Rmkt., A.M.T.	Ca	8.250	10/01/30	3,000	1,291,320
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt.	Baa2	6.125	04/01/45	2,000	1,910,800
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	Baa3	5.750	01/01/25	1,000	986,880

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Clifton Higher Ed. Fin. Corp. Rev., Tejano Ctr. Cmnty.	BBB-(b)	9.000%	02/15/38	$2,000	$2,143,880
Uplift Ed., Ser. A	BBB-(b)	6.125	12/01/40	1,000	829,200
Dallas-Fort Worth Int’l. Arpt. Fac. Impvt. Corp. Rev., Rfdg. American Airlines, Inc.	Caa2	6.000	11/01/14	3,000	2,895,990
American Airlines, Inc., A.M.T.	CCC+(b)	5.500	11/01/30	2,000	1,346,880
American Airlines, Inc., A.M.T.	Caa2	6.375	05/01/35	3,000	2,182,860
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	NR	7.125	09/01/34	3,000	2,821,020
Hale Ctr. Edu. Facs. Corp. Rfdg. & Impt., Wayland Baptist	A-(b)	5.000	03/01/35	1,250	1,096,762
Harris Cnty. Indl. Dev. Corp. Solid Wste. Disp. Rev., Deer Park Refining Proj.	A2	5.000	02/01/23	750	765,293
Katy Dev. Auth. Rev., Tax Increment Contract, Ser. B	NR	6.000	06/01/18	1,600	1,541,856
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Kipp Inc., Ser. A	BBB(b)	6.375	08/15/44	1,000	982,930
Lifeschools of Dallas, Ser. A	BBB-(b)	7.500	08/15/41	2,000	2,002,100
Lamar Cons. Indpt. Sch. Dist., Rfdg. Sch. House, GO, P.S.F.G.(k)	Aaa	5.000	02/15/21	1,000	1,110,610
Love Field Airport Modernization Corp. Spl. Facs. Rev., Southwest Airlines Co. Proj.	Baa3	5.250	11/01/40	3,500	3,047,975
Lower Colorado Riv. Auth. Rev., Rfdg. & Impt., Ser. A (Prerefunded 05/15/15)(g)	A1	7.250	05/15/37	4,905	6,029,422
Ser. A, Unrefunded Balance	A1	7.250	05/15/37	95	102,809
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., Bnds. Cent. Pwr. & Lt. Co. Proj., Ser. A	Baa2	6.300	11/01/29	1,000	1,039,470
Mission Econ. Dev. Corp. Allied Wste., Inc., Proj. A, A.M.T.	Baa3	5.200	04/01/18	2,000	2,026,040

See Notes to Financial Statements.

Prudential Muni High Income Fund	31

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North Tex. Twy. Auth. Rev., Rfdg., First Tier, Ser. A	A2	5.750%	01/01/40	$3,500	$3,399,235
First Tier, Ser. A	A2	6.250	01/01/39	1,500	1,529,085
First Tier, Ser. C	A2	5.250	01/01/44	2,250	2,006,393
First Tier, Sys.	A2	6.000	01/01/38	2,000	2,012,920
Second Tier, Ser. F	A3	5.750	01/01/38	2,500	2,423,575
Pharr Higher Ed. Fin. Auth. Ed. Rev., Idea Pub. Sch., Ser. A	BBB(b)	6.500	08/15/39	1,000	951,590
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Ca	6.150	08/01/22	1,000	346,060
San Juan Higher Edu. Fin. Auth. Rev., Idea Pub. Schs., Ser. A	BBB(b)	6.700	08/15/40	1,000	975,340
San Leanna Ed. Facs. Corp. Higher Ed. Rev., Rfdg., Saint Edwards Univ. Proj.	Baa2	4.750	06/01/32	2,750	2,301,777
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp., Hosp. Rev., Mirador Proj. Ret. Fac., Temps. 75, Ser. B-1	NR	7.250	11/15/16	1,000	1,003,580
Scott & White Healthcare	A1	5.250	08/15/40	2,500	2,290,725
Stayton At Museum Way Sr. Living Ctr. Proj. Temps., Ser. C-1	NR	7.500	11/15/16	1,000	988,850
Texas Mun. Pwr. Agcy. Rev., NATL, E.T.M., C.A.B.S.(g)	A2	1.710(h)	09/01/15	50	46,431
Texas Mun. Gas Acquisition & Supply Corp., Gas Supply Rev., Sr. Lien, Ser. A	A2	5.250	12/15/26	3,900	3,598,296
Sr. Lien, Ser. D	A2	6.250	12/15/26	2,000	2,046,000
Texas Private Activity Surface Transn. Corp., Sr. Lien, LBJ Infrastructure	Baa3	7.000	06/30/40	4,670	4,758,170
NTE Mobility Partners	Baa2	6.875	12/31/39	2,000	2,051,800

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	BBB(b)	5.375%	02/15/37	$1,000	$808,110
Ed. Cosmos Fndtn., Ser. A	BBB(b)	6.200	02/15/40	1,000	903,620
Idea Pub. Sch. Proj., Ser. A, A.C.A.	BBB(b)	5.000	08/15/30	2,000	1,655,360

					77,056,519

Utah 0.3%
Riverton Utah Hosp. Rev., IHC Hlth. Svcs., Inc.	Aa1	5.000	08/15/41	1,500	1,389,870

Virgin Islands 0.1%
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Diageo, Ser. A	Baa3	6.750	10/01/37	750	774,915

Virginia 0.9%
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., A.M.T.	NR	8.000	09/01/26	5,025	5,030,326

Washington 1.8%
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	Baa2	5.375	12/01/22	1,190	1,183,860
Skagit Valley Hosp.	Baa2	5.500	12/01/30	1,250	1,158,137
Skagit Valley Hosp.	Baa2	5.750	12/01/32	1,000	935,510
Skagit Valley Hosp.	Baa2	5.750	12/01/35	625	575,694
Tobacco Settlement Fin. Corp. Auth. Tobacco Settlement Rev., Asset Bkd.	Baa3	6.500	06/01/26	2,045	2,060,153
Washington St. Healthcare Fac. Auth. Rev., Overlake Hosp. Med. Ctr.	A3	5.500	07/01/30	1,115	1,096,759
Seattle Childrens Hosp.	Aa3	5.625	10/01/38	1,250	1,257,850
Swedish Hlth. Svcs., Ser. A	A2	6.500	11/15/33	1,000	1,041,560

					9,309,523

See Notes to Financial Statements.

Prudential Muni High Income Fund	33

Portfolio of Investments

as of April 30, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Wisconsin 0.6%
Milwaukee Redev. Auth. Redev. Rev., Science Ed. Consortium Proj., Ser. A	BBB-(b)	5.750%	08/01/35	$1,500	$1,217,010
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Beaver Dam Cmnty. Hosp., Inc., Ser. A	NR	6.750	08/15/34	1,250	1,191,463
Eastcastle Place, Inc. Proj.	NR	6.125	12/01/34	1,000	702,090

					3,110,563

Wyoming 0.1%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750	07/15/39	500	511,435

Total long-term investments (cost $554,862,737)					521,735,082

SHORT-TERM INVESTMENTS 0.3%

California 0.2%
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Rfdg., Sub. Lien, Ser. C, F.R.D.D.	VMIG1	0.240(c)	12/01/38	1,300	1,300,000

Washington 0.1%
Washington St. Healthcare Fac. Auth. Rev., Fred Hutchinson Cancer Research Ctr., Ser. B, F.R.D.D.	VMIG1	0.260(c)	01/01/29	500	500,000

Total short-term investments (cost $1,800,000)					1,800,000

Total Investments(l) 98.5% (cost $556,662,737; Note 5)					523,535,082
Other assets in excess of liabilities(m) 1.5%					7,909,494

Net Assets 100.0%					$531,444,576

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
**	The 2009 bonds remain an outstanding obligation of Somerset. Revised maturity date to be determined.
†	The ratings reflected are as of April 30, 2011. Ratings of certain bonds may have changed subsequent to that date.
(a)	The following abbreviations are used in portfolio descriptions:

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.C.A.—ACA Financial Guaranty Corp.

A.G.C.—Assured Guaranty Corp.

A.G.M.—Assured Guaranty Municipal Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corp.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Co.

F.H.L.M.C.—Federal Home Loan Mortgage Corp.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

G.N.M.A.—Government National Mortgage Association.

GO—General Obligation.

I.D.B.—Industrial Development Bond.

LLC—Limited Liability Corp.

NATL—National Public Finance Guaranty Corp.

NR—Not Rated by Moody’s or Standard & Poor’s.

P.C.R.—Pollution Control Revenue.

P.S.F.G.—Permanent School Fund Guarantee Program.

(b)	Standard & Poor’s Rating.
(c)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at April 30, 2011.
(d)	Indicates a security that has been deemed illiquid.
(e)	Represents issuer in default of interest payments or principal repayments; non-income producing security.
(f)	Indicates a security restricted to resale; the aggregate original cost of such securities is $12,785,464. The aggregate value of $7,059,823 is approximately 1.3% of net assets.
(g)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(h)	Represents zero coupon bond or step bond. Rate shown reflects the effective yield at April 30, 2011.
(i)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate as of April 30, 2011.
(j)	Represents issuer in default of interest payments or principal repayments; stated rate does not reflect the current yield.
(k)	All or a portion of security is segregated as collateral for financial futures transactions.
(l)	As of April 30, 2011, one security representing $594,100 and 0.1% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(m)	Other assets in excess of liabilities includes net unrealized depreciation on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Muni High Income Fund	35

Portfolio of Investments

as of April 30, 2011 continued

Open futures contracts outstanding at April 30, 2011:

Number of Contracts	Type	Expiration Date	Value at April 30, 2011	Value at Trade Date	Unrealized Depreciation
	Short Positions:
29	5 Year U.S. Treasury Notes	Jun. 2011	$3,435,594	$3,353,402	$(82,192)
45	10 Year U.S. Treasury Notes	Jun. 2011	5,451,328	5,283,078	(168,250)
82	U.S. Long Bonds	Jun. 2011	10,034,750	9,647,581	(387,169)

					$(637,611)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of April 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$522,940,982	$594,100
Other Financial Instruments*
Futures Contracts	(637,611)	—	—

Total	$(637,611)	$522,940,982	$594,100

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal Bonds
Balance as of 04/30/10	$7,020,011
Realized gain (loss)	(17,210,638)
Change in unrealized appreciation (depreciation)**	19,961,477
Purchases	—
Sales	(9,889,360)
Accrued discount/premium	(220)
Transfers into Level 3	712,830
Transfers out of Level 3	—

Balance as of 04/30/11	$594,100

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	Of which, $(118,510) was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one municipal bond transferred from Level 2 into Level 3 as a result of the security being fair valued in accordance with the Board of Trustees’ approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Muni High Income Fund	37

Portfolio of Investments

as of April 30, 2011 continued

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2011 was as follows:

Healthcare	28.0%
Corporate Backed I.D.B. & P.C.R.	17.7
Special Tax/Assessment District	10.3
Transportation	8.9
Tobacco	8.1
Education	6.3
Power	4.8
Other	2.8
General Obligation	2.3
Pre-Refunded	2.1
Other Muni.	1.9
Solid Waste/Resource Recovery	1.4
Lease Backed Certificate of Participation	1.3
Housing	1.2
Water & Sewer	0.9
Short-Term Investments	0.3
Tobacco Appropriated	0.2

98.5
Other assets in excess of liabilities	1.5

Net Assets	100.0%

Industry classification is subject to change.

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	—	Due to broker—variation margin	$637,611	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(349,732)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(478,592)

For the year ended April 30, 2011, the Fund’s average value at trade date for futures short positions was $12,661,401.

See Notes to Financial Statements.

Prudential Muni High Income Fund	39

Statement of Assets and Liabilities

as of April 30, 2011

Assets
Unaffiliated investments (cost $556,662,737)	$523,535,082
Cash	71,071
Interest receivable	10,951,611
Receivable for Fund shares sold	1,450,734
Prepaid expenses	3,833

Total assets	536,012,331

Liabilities
Payable for investments purchased	2,533,330
Dividends payable	780,285
Payable for Fund shares reacquired	687,489
Management fee payable	216,290
Distribution fee payable	148,878
Accrued expenses	148,519
Due to broker—variation margin	32,336
Affiliated transfer agent fee payable	10,380
Deferred trustees' fees	10,248

Total liabilities	4,567,755

Net assets	$531,444,576

Net assets were comprised of:
Shares of beneficial interest, at par	$578,771
Paid-in capital in excess of par	588,370,684

588,949,455
Undistributed net investment income	4,377,590
Accumulated net realized loss on investment transactions	(28,117,203)
Net unrealized depreciation on investments	(33,765,266)

Net assets, April 30, 2011	$531,444,576

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($365,512,728 ÷ 39,807,352 shares of beneficial interest issued and outstanding)	$9.18
Maximum sales charge (4% of offering price)	0.38

Maximum offering price to public	$9.56

Class B
Net asset value, offering price and redemption price per share ($36,335,477 ÷ 3,954,734 shares of beneficial interest issued and outstanding)	$9.19

Class C
Net asset value, offering price and redemption price per share ($73,273,145 ÷ 7,975,887 shares of beneficial interest issued and outstanding)	$9.19

Class Z
Net asset value, offering price and redemption price per share ($56,323,226 ÷ 6,139,087 shares of beneficial interest issued and outstanding)	$9.17

See Notes to Financial Statements.

Prudential Muni High Income Fund	41

Statement of Operations

Year Ended April 30, 2011

Net Investment Income
Income
Unaffiliated interest	$34,993,080

Expenses
Management fee	2,815,115
Distribution fee—Class A	996,536
Distribution fee—Class B	176,927
Distribution fee—Class C	728,803
Transfer agent's fees and expenses (including affiliated expense of $61,800)	307,000
Custodian's fees and expenses	112,000
Registration fees	78,000
Reports to shareholders	70,000
Audit fee	33,000
Legal fees and expenses	30,000
Trustees' fees	26,000
Insurance	14,000
Miscellaneous	13,657

Total expenses	5,401,038
Less: Custodian fee credit (Note 1)	(207)

Net expenses	5,400,831

Net investment income	29,592,249

Realized And Unrealized Loss On Investments
Net realized loss on:
Investment transactions	(19,350,980)
Financial futures transactions	(349,732)

(19,700,712)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,429,719)
Financial futures contracts	(478,592)

(5,908,311)

Net loss on investments	(25,609,023)

Net Increase In Net Assets Resulting From Operations	$3,983,226

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended April 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$29,592,249	$27,999,713
Net realized gain (loss) on investment transactions	(19,700,712)	83,714
Net change in unrealized appreciation (depreciation) on investments	(5,908,311)	54,108,679

Net increase in net assets resulting from operations	3,983,226	82,192,106

Dividends from net investment income (Note 1)
Class A	(20,298,461)	(21,010,059)
Class B	(1,720,876)	(1,545,732)
Class C	(3,514,852)	(2,753,468)
Class Z	(2,664,111)	(1,603,833)

	(28,198,300)	(26,913,092)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	159,219,574	130,805,040
Net asset value of shares issued in reinvestment of dividends	22,243,706	18,803,399
Cost of shares reacquired	(173,682,895)	(79,106,753)

Net increase in net assets from Fund share transactions	7,780,385	70,501,686

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	4,034

Total increase (decrease)	(16,434,689)	125,784,734

Net Assets:
Beginning of year	547,879,265	422,094,531

End of year(a)	$531,444,576	$547,879,265

(a) Includes undistributed net investment income of:	$4,377,590	$1,792,748

See Notes to Financial Statements.

Prudential Muni High Income Fund	43

Notes to Financial Statements

Prudential Investment Portfolios 4—Prudential Muni High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one series: the Prudential Muni High Income Fund.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the normal close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’

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approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest

Prudential Muni High Income Fund	45

Notes to Financial Statements

continued

rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the

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floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended April 30, 2011, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income.

Net investment income or loss (other than distribution fees, which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions to

Prudential Muni High Income Fund	47

Notes to Financial Statements

continued

shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets of up to $1 billion and ..45% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50% for the year ended April 30, 2011. The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the

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distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares. Through August 31, 2010, PIMS had contractually agreed to limit such fees to .75% of the average daily net assets of Class C shares.

PIMS has advised the Fund that it received $382,888 for Class A shares in front-end sales charges during the year ended April 30, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended April 30, 2011, it received $129,830, $63,641 and $27,111 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2011, were $145,767,326 and $133,364,895, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

Prudential Muni High Income Fund	49

Notes to Financial Statements

continued

principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par. For the year ended April 30, 2011, the adjustments were to increase undistributed net investment income by $1,190,893, decrease accumulated net realized loss on investment transactions by $3,266,012 and to decrease paid-in capital in excess of par by $4,456,905 due to the difference in the treatment of accreting market discount between financial and tax reporting, expiration of capital loss carryforward and other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended April 30, 2011, the tax character of dividends paid was $28,031,522 from tax-exempt income and $166,778 from ordinary income. For the year ended April 30, 2010, the tax character of dividends paid was $26,913,092 from tax-exempt income.

As of April 30, 2011, the components of distributable earnings on a tax basis were $5,128,301 of tax-exempt income (includes timing difference of $780,285 for dividends payable) and $411,211 of ordinary income, respectively. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and net unrealized depreciation as of April 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$553,020,934	$15,539,705	$(45,025,557)	$(29,485,852)

The difference between book and tax basis were primarily due to the difference between financial and tax reporting with respect to accretion of market discount and other adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of April 30, 2011 of approximately $30,453,000 of which $11,064,000 expires in 2014

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and $19,389,000 expires in 2019. As of April 30, 2011, approximately $4,457,000 of its capital loss carryforward was written-off unused due to expiration. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund has elected to treat post-October capital losses of approximately $2,315,000 as having been incurred on the first day of the following year (April 30, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A, Class B or Class C to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential Muni High Income Fund	51

Notes to Financial Statements

continued

During the fiscal year ended April 30, 2010, the Fund received $4,034 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2011:
Shares sold	7,335,435	$69,288,981
Shares issued in reinvestment of dividends	1,758,634	16,587,816
Shares reacquired	(11,875,666)	(111,167,680)

Net increase (decrease) in shares outstanding before conversion	(2,781,597)	(25,290,883)
Shares issued upon conversion from Class B	418,890	3,977,958
Shares reacquired upon conversion into Class Z	(54,761)	(517,026)

Net increase (decrease) in shares outstanding	(2,417,468)	$(21,829,951)

Year ended April 30, 2010:
Shares sold	5,762,593	$53,124,764
Shares issued in reinvestment of dividends	1,621,407	14,964,843
Shares reacquired	(5,546,346)	(51,289,337)

Net increase (decrease) in shares outstanding before conversion	1,837,654	16,800,270
Shares issued upon conversion from Class B	435,876	3,931,349

Net increase (decrease) in shares outstanding	2,273,530	$20,731,619

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Class B	Shares	Amount
Year ended April 30, 2011:
Shares sold	1,505,657	$14,388,514
Shares issued in reinvestment of dividends	151,346	1,426,566
Shares reacquired	(652,356)	(6,115,780)

Net increase (decrease) in shares outstanding before conversion	1,004,647	9,699,300
Shares reacquired upon conversion into Class A	(418,348)	(3,977,958)

Net increase (decrease) in shares outstanding	586,299	$5,721,342

Year ended April 30, 2010:
Shares sold	1,407,631	$12,981,323
Shares issued in reinvestment of dividends	119,577	1,105,161
Shares reacquired	(756,056)	(7,031,110)

Net increase (decrease) in shares outstanding before conversion	771,152	7,055,374
Shares reacquired upon conversion into Class A	(434,877)	(3,931,349)

Net increase (decrease) in shares outstanding	336,275	$3,124,025

Class C
Year ended April 30, 2011:
Shares sold	3,159,215	$30,236,469
Shares issued in reinvestment of dividends	257,076	2,423,998
Shares reacquired	(3,008,248)	(28,132,971)

Net increase (decrease) in shares outstanding before conversion	408,043	4,527,496
Shares reacquired upon conversion into Class Z	(15,675)	(146,716)

Net increase (decrease) in shares outstanding	392,368	$4,380,780

Year ended April 30, 2010:
Shares sold	4,157,626	$38,342,141
Shares issued in reinvestment of dividends	184,541	1,706,572
Shares reacquired	(1,042,814)	(9,681,458)

Net increase (decrease) in shares outstanding	3,299,353	$30,367,255

Class Z
Year ended April 30, 2011:
Shares sold	4,787,879	$45,305,610
Shares issued in reinvestment of dividends	191,907	1,805,326
Shares reacquired	(3,013,969)	(28,266,464)

Net increase (decrease) in shares outstanding before conversion	1,965,817	18,844,472
Shares issued upon conversion from Class A and C	70,511	663,742

Net increase (decrease) in shares outstanding	2,036,328	$19,508,214

Year ended April 30, 2010:
Shares sold	2,859,554	$26,356,812
Shares issued in reinvestment of dividends	111,469	1,026,823
Shares reacquired	(1,201,928)	(11,104,848)

Net increase (decrease) in shares outstanding	1,769,095	$16,278,787

Prudential Muni High Income Fund	53

Notes to Financial Statements

continued

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended April 30, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended April 30,
	2011	2010		2009(c)		2008	2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.56	$8.51		$9.82		$10.53	$10.32
Income (loss) from investment operations:
Net investment income	.51	.53		.54		.50	.53
Net realized and unrealized gain (loss) on investment transactions	(.41)	1.03		(1.33)		(.72)	.18
Total from investment operations	.10	1.56		(.79)		(.22)	.71
Less Dividends:
Dividends from net investment income	(.48)	(.51)		(.52)		(.49)	(.50)
Capital Contributions (Note 6)	-	-	(f)	-		-	-
Net asset value, end of year	$9.18	$9.56		$8.51		$9.82	$10.53
Total Return(a):	1.05%	18.75%		(8.08)%		(2.11)%	6.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$365,513	$403,864		$339,959		$388,838	$444,751
Average net assets (000)	$398,618	$378,340		$354,290		$411,884	$451,239
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.87%	.87%		.87%	(d)	.87% (d)	.89%	(d)
Expenses, excluding distribution and service (12b-1) fees	.62%	.62%		.62%	(d)	.62% (d)	.64%	(d)
Net investment income	5.34%	5.77%		6.00%		4.96%	5.00%
For Class A, B, C and Z shares:
Portfolio turnover rate	24% (e)	26%	(e)	23%	(e)	41%	33%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(c) Calculated based on average shares outstanding during the year.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .85% and .60% for the year ended April 30, 2009, .84% and .59% for the year ended April 30, 2008 and .85% and .60% for the year ended April 30, 2007, respectively.

(e) The portfolio turnover rate including variable rate demand notes was 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

(f) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Muni High Income Fund	55

Financial Highlights

continued

Class B Shares
	Year Ended April 30,
	2011	2010		2009(b)	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.57	$8.52		$9.82	$10.53	$10.33
Income (loss) from investment operations:
Net investment income	.47	.50		.51	.49	.50
Net realized and unrealized gain (loss) on investment transactions	(.39)	1.04		(1.31)	(.73)	.18
Total from investment operations	.08	1.54		(.80)	(.24)	.68
Less Dividends:
Dividends from net investment income	(.46)	(.49)		(.50)	(.47)	(.48)
Capital Contributions (Note 6)	-	-	(d)	-	-	-
Net asset value, end of year	$9.19	$9.57		$8.52	$9.82	$10.53
Total Return(a):	.82%	18.45%		(8.19)%	(2.35)%	6.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,335	$32,238		$25,820	$42,119	$58,278
Average net assets (000)	$35,386	$29,152		$33,111	$50,205	$70,145
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%	1.12%		1.12% (c)	1.12% (c)	1.14%	(c)
Expenses, excluding distribution and service (12b-1) fees	.62%	.62%		.62% (c)	.62% (c)	.64%	(c)
Net investment income	5.11%	5.52%		5.66%	4.70%	4.74%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.10% and .60% for the year ended April 30, 2009, 1.09% and .59% for the year ended April 30, 2008 and 1.10% and .60% for the year ended April 30, 2007, respectively.

(d) Less than $.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended April 30,
	2011	2010		2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.57	$8.51		$9.82	$10.53	$10.33
Income (loss) from investment operations:
Net investment income	.44	.48		.50	.45	.47
Net realized and unrealized gain (loss) on investment transactions	(.40)	1.05		(1.33)	(.72)	.18
Total from investment operations	.04	1.53		(.83)	(.27)	.65
Less Dividends:
Dividends from net investment income	(.42)	(.47)		(.48)	(.44)	(.45)
Capital Contributions (Note 6)	-	-	(e)	-	-	-
Net asset value, end of year	$9.19	$9.57		$8.51	$9.82	$10.53
Total Return(a):	.39%	18.33%		(8.51)%	(2.59)%	6.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$73,273	$72,570		$36,474	$27,097	$30,256
Average net assets (000)	$79,419	$54,768		$30,512	$28,247	$28,519
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.54%	1.37%		1.37% (d)	1.37% (d)	1.39%	(d)
Expenses, excluding distribution and service (12b-1) fees	.62%	.62%		.62% (d)	.62% (d)	.64%	(d)
Net investment income	4.67%	5.25%		5.61%	4.46%	4.50%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through August 31, 2010.

(c) Calculated based on average shares outstanding during the year.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.35% and .60% for the year ended April 30, 2009, 1.34% and .59% for the year ended April 30, 2008 and 1.35% and .60% for the year ended April 30, 2007, respectively.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Muni High Income Fund	57

Financial Highlights

continued

Class Z Shares
	Year Ended April 30,
	2011	2010		2009(b)	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.56	$8.50		$9.81	$10.52	$10.31
Income (loss) from investment operations:
Net investment income	.53	.55		.57	.53	.55
Net realized and unrealized gain (loss) on investment transactions	(.41)	1.05		(1.33)	(.72)	.19
Total from investment operations	.12	1.60		(.76)	(.19)	.74
Less Dividends:
Dividends from net investment income	(.51)	(.54)		(.55)	(.52)	(.53)
Capital Contributions (Note 6)	-	-	(d)	-	-	-
Net asset value, end of year	$9.17	$9.56		$8.50	$9.81	$10.52
Total Return(a):	1.20%	19.22%		(7.81)%	(1.86)%	7.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,323	$39,207		$19,842	$10,037	$9,878
Average net assets (000)	$49,605	$27,751		$12,544	$9,246	$9,335
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.62%	.62%		.62% (c)	.62% (c)	.64%	(c)
Expenses, excluding distribution and service (12b-1) fees	.62%	.62%		.62% (c)	.62% (c)	.64%	(c)
Net investment income	5.62%	6.00%		6.50%	5.22%	5.25%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .60% and .60% for the year ended April 30, 2009, .59% and .59% for the year ended April 30, 2008 and .60% and .60% for the year ended April 30, 2007, respectively.

(d) Less than $.005 per share.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 4:

We have audited the accompanying statement of assets and liabilities of Prudential Muni High Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 4, including the portfolio of investments, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 16, 2011

Prudential Muni High Income Fund	59

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (the “Code”), to advise you within 60 days of the Fund’s fiscal year end (April 30, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal year.

During the fiscal year ended April 30, 2011, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code. In addition, the Fund paid taxable ordinary income dividends as follows:

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.480	$.458	$.418	$.504
Taxable Ordinary Income Dividends	$.003	$.003	$.003	$.003

	$.483	$.461	$.421	$.507

In January 2012, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2011.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Muni High Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker; 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Muni High Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (42) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1996, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Muni High Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Muni High Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Muni High Income Fund
Share Class	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	74440M104	74440M203	74440M302	74440M401

MF133E    0203241-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2011 and April 30, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

      applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	June 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	June 20, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	June 20, 2011